Exhibit 99.1
1 | westwaterresources.net | NYSE: American – WWR America’s Source for Battery-Ready Graphite NYSE American: WWR

2 Cautionary Statement NYSE American: WWR Corporate Presentation September 2025 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “positioned to become,” “strategically located,” “first-mover,” “on track,” executing,” “advancing,” “most advanced,” "expected," “patent-pending,” “optimal timing,” “most significant,” “future demand,” "estimated," “de-risked,” "planned, " “opportunity,” “near-term,” “longer-term,” "intends, " "projects," "anticipates," "believes," "could," "scheduled," "targets," "plans," and other similar words. Forward looking statements include, among other things, statements concerning: the off-take agreements with Stellantis and SK On; Westwater’s future sales of CSPG products to Stellantis and SK On, including the amounts, timing, and types of products included within those sales; possible off-take agreements with other customers; potential debt financing arrangements for Phase I and Phase II of the Kellyton Graphite Plant including the amount and type of debt and the schedule for closing; the anticipated timing for and annual production from Phase I and Phase II of Kellyton Graphite Plant; the positive anticipated economic results from the Initial Assessment with Economic Analysis related to its Coosa Graphite Deposit; and the construction and operation of the Kellyton Graphite Plant, the Company’s Coosa Graphite Deposit and its PEA, and the costs, schedules, and production and economic projections associated with both of them. The Company cautions that there are factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. Because they are forward-looking statements, they should be evaluated in light of important risk factors and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include the following factors, in addition to those discussed in Westwater’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent securities filings: (a) the spot price and long term contract price of graphite (both flake graphite feedstock and purified graphite products) and vanadium, and the world-wide supply and demand of graphite and vanadium; (b) the effects, extent and timing of the entry additional competition in the markets in which we operate; (c) our ability to obtain contracts or other agreements with potential customers and to maintain contracts and other agreements with existing customers; (d) available sources and transportation of graphite feedstock; (e) the ability to control costs and avoid cost and schedule overruns during the development, construction and operation of the Kellyton Graphite Plant; (f) the ability to construct and operate the Kellyton Graphite Plant in accordance with the requirements of permits and licenses and the requirements of tax credits and other incentives; (g) effects of inflation, including labor shortages and supply chain disruptions; (h) rising interest rates and the associated impact on the availability and cost of financing sources; (i) potential debt financing arrangements including the amount and type of debt and the schedule for closing; (j) the availability and supply of equipment and materials needed to construct the Kellyton Graphite Plant; (k) stock price volatility; (l) government regulation of the mining and manufacturing industries in the United States; (m) unanticipated geological, processing, regulatory and legal or other problems we may encounter; (n) the results of our exploration activities at the Coosa Graphite Deposit, and the possibility that future exploration results may be materially less promising than initial exploration results; (o) any graphite or vanadium discoveries at the Coosa Graphite Deposit not being in high enough concentration to make it economic to extract the minerals; (p) our ability to finance growth plans; (q) our ability to obtain and maintain rights of ownership or access to our mining properties; (r) currently pending or new litigation or arbitration; (s) our ability to maintain and timely receive mining, manufacturing, and other permits from regulatory agencies; and (t) other factors which are more fully described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. You are cautioned not to place undue reliance on forward-looking statements. There can be no assurance that these statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. Actual results may differ materially from those expressed or implied by these forward-looking statements because of, among other reasons, the factors described above and in the periodic reports that we file with the SEC from time to time, including Forms 10-K, 10-Q and 8-K and any amendments thereto. Except as required by law, we assume no obligation to publicly update any forward-looking statements and forward-looking information, whether as a result of new information, future events or otherwise.

3 America’s Source for Battery-Ready Graphite NYSE American: WWR Corporate Presentation September 2025 Positioned to become the 1 st US-based producer of battery-grade natural graphite Strategically located in the U.S. Battery Corridor, near major EV and battery hubs Corporate Headquarters Centennial, Colorado, USA Coosa Graphite Deposit Coosa County, Alabama USA Kellyton Graphite Plant Kellyton, Alabama, USA

4 Value-Driving Differentiators NYSE American: WWR Corporate Presentation September 2025 4 Domestic, First-Mover Advantage On-track to be one of the first commercial producers of battery-grade graphite in America Strategically Located Facilities are in the heart of the U.S. Battery Corridor, positioned near key EV and battery manufacturing hubs in the Southeast U.S. De-risked through Phased Development Executing a phased development plan— starting with processing capacity at Kellyton Graphite Plant while advancing the Coosa Graphite Deposit Sustainable Process & Approach Patent-pending and environmentally benign purification process to produce battery-grade natural graphite Right Timing The most advanced, 100% US-based Company expected to establish graphite anode processing capabilities in N. America

Optimal Timing for U.S. - Based Battery-Grade Natural Graphite Production China 93% Other 7% Source: 1 Benchmark Minerals 2025 estimate as of August 2023. 2 International Energy Agency. Global Critical Minerals Outlook 2024. Uncoated Spherical Graphite Global Supply1 3.8 4.3 9.1 13.5 3.9 4.6 10.4 16.0 2021 2023 2030 2040 Global Graphite Supply & Demand (Mt)2 Supply Demand NYSE American: WWR Corporate Presentation September 2025 5

6 Graphite is a Critical Mineral Used in Multiple Battery Applications NYSE American: WWR Corporate Presentation September 2025 6 Graphite: 50% Nickel: 30% Cobalt: 8% Manganese: 8% Lithium: 4% Graphite anode composes ~50% of a lithium-ion battery by weight & EVs contain an estimated 200 pounds of coated spherical graphite Graphite Anode Cathode (Li, Ni, Co, Mn) Among ~200 graphite applications, the most significant in terms of future demand is lithium-ion batteries

7 | westwaterresources.net | NYSE: American – WWR 7 Strategically Located in the U.S. Battery Corridor in Central Alabama NYSE American: WWR Corporate Presentation September 2025 7 Coosa Graphite Deposit Kellyton Graphite Plant Montgomery Birmingham Port of Mobile Alabama

8 Kellyton Graphite Processing Plant De-Risked via Phased Development Approach Under construction with ~$124 million of the expected $245 million in development spent to date Phase 1 includes 12,500 mtpa planned capacity of battery-grade natural graphite production; Phase 2 planned capacity to a total of 50,000 mtpa 100% of Phase 1 capacity secured in offtake agreements with Stellantis and SK On Qualification line in operation; delivering >1mt samples to customers Installed and operating commercial milling and shaping units NYSE American: WWR Corporate Presentation September 2025

9 July 2025 Commercial Milling & Shaping; Dust Collection Complete November 2023 Placing Structural Steel August 2025 >1mt Battery-Grade Graphite Samples Processing July 2022 Earthworks Complete August / September 2022 Foundations Poured & Underground Utilities Complete October 2022 Vertical Construction Begins May 2023 Facilities Construction Complete March 2024 – April 2025 Structural Steel Continues; Placing Milling & Shaping Equipment & Dust Collection Kellyton Construction Progress NYSE American: WWR Corporate Presentation September 2025 9

10 Production of Battery-Grade Natural Graphite – Process Flowsheet NYSE American: WWR Corporate Presentation September 2025 10 Mining Flotation Micronization (Milling / Sizing) Spheroidization (Shaping) Purification Surface Treatment (Coating) Graphite Mine Graphite Processing Plant

NYSE American: WWR Corporate Presentation September 2025 11 Largest graphite deposit in the contiguous United States located in the graphite belt, 30 miles from Kellyton Plant ~42,000 acres of mineral rights; 234 drill holes completed to date, representing less than 10% of the acreage Exploration to date yields 2.3Mst of natural graphite at an average grade of 3.21% 2023 Initial Assessment indicates a 22-year mine life producing 99,000 st/yr of flotation concentrate grading 95% Cg Coosa expected to be primary feedstock for Kellyton Plant Coosa Deposit (2028+) Offers Opportunity for Complete Vertical Integration

12 Key Company and Project Catalysts NYSE American: WWR Corporate Presentation September 2025 12 Close $150M Financing Complete Kellyton Phase 1 Construction First Production Kellyton Phase 1 Commercial Production Kellyton Phase 1 Near – Term (Next 12 – 24 Months) Longer –Term Coosa Advancement to Production Secure Kellyton Phase 2 Financing Kellyton Phase 2 Offtake Secured Kellyton Phase 2 Construction & First Production

13 Value-Driving Differentiators NYSE American: WWR Corporate Presentation September 2025 13 Domestic, First-Mover Advantage On-track to be one of the first commercial producers of battery-grade graphite in America Strategically Located Facilities are in the heart of the U.S. Battery Corridor, positioned near key EV and battery manufacturing hubs in the Southeast U.S. De-risked through Phased Development Executing a phased development plan— starting with processing capacity at Kellyton Graphite Plant while advancing the Coosa Graphite Deposit Sustainable Process & Approach Patent-pending and environmentally benign purification process to produce battery-grade natural graphite Right Timing The most advanced, 100% US-based Company expected to establish graphite anode processing capabilities in N. America

14 | westwaterresources.net | NYSE: American – WWR Westwater Resources Corporate Headquarters 6950 South Potomac St. Suite 300 Centennial, Colorado 80112 NYSE American: WWR InvestorRelations@WestwaterResources.net Kellyton Graphite Processing Plant 349 McClellan Industrial Drive Kellyton, Alabama 35089